Investment Strategy - Hilton Small-MidCap Opportunity ETF	Feb. 24, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is actively managed by its investment sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”). The Sub-Adviser uses its proprietary Small & Mid Cap Opportunities investment process (“SMCO Process”) to seek risk-adjusted returns (returns relative to the risks taken) by investing in U.S. equity securities within the small- and mid-cap asset classes. Using the SMCO Process, the Sub-Adviser seeks to identify mispriced stocks (i.e., stocks whose current market prices do not accurately reflect the Sub-Adviser’s estimate of their fundamental earnings potential). The Sub-Adviser believes that its disciplined approach will lead to attractive long-term returns.

The Sub-Adviser starts with a universe of small- and mid-capitalization stocks (i.e., companies with market capitalizations ranging from $750 million to $30 billion at the time of first purchase). The Sub-Adviser uses both valuation considerations and fundamental analyses to identify potential investment ideas. The SMCO Process is “bottom up” oriented (e.g., a company-by-company analysis of factors such as price-to-earnings ratios, earnings per share, etc.).

The Sub-Adviser utilizes the SMCO Process to search for potential investments throughout the spectrum of equities. This spectrum encompasses value stocks, which are primarily attractive due to their undervaluation; growth stocks, which are appealing primarily because of their revenue and/or profit growth; and core stocks, which are those that exhibit characteristics of both value and growth stocks. By employing this approach, the Sub-Adviser aims to identify investment opportunities that, in its opinion, are attractive at every stage of the economic cycle, including both periods of economic expansion and contraction.

The Sub-Adviser then assesses potential investments in light of its views on the current and anticipated macroeconomic environment (i.e., upswing, mid-cycle, or contraction in the broader economy), current industry market trends, and the quality of the company’s management team. Following this assessment, the Sub-Adviser seeks stocks of companies that not only are valued soundly but that the Sub-Adviser views as poised to benefit from improving business prospects.

Unlike a strictly “deep value” approach, which focuses solely on stocks that are significantly undervalued, the Sub-Adviser adopts a more flexible stance. It considers a range of stocks, from those with low valuations to those priced moderately and even some that may seem overvalued, based on its belief in the company’s potential for long-term success.

The Fund’s portfolio will typically consist of between 50-75 stocks. The Fund’s portfolio will consistently consist of stocks that the Sub-Adviser deems fundamentally attractive and reasonably valued. Typically, new positions will represent between 1.0% and 2.0% of the Fund’s value. No position will exceed 5% of the Fund’s value at the time of purchase.

Position sizes will be adjusted based on the Sub-Adviser’s periodic evaluations, reflecting changes in risk/reward dynamics. A holding will be fully liquidated if the Sub-Adviser determines that a stock is fully valued, encounters a discrepancy related to fundamental expectations, or identifies more favorable investment opportunities.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings, will be invested in equity securities of small- and mid-capitalization companies. The 80% policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and 60 days’ written notice to shareholders.

Strategy Portfolio Concentration [Text]	Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings, will be invested in equity securities of small- and mid-capitalization companies.